EXHIBIT 99.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of March 26, 2004, by and among SPECTRX, INC., a Delaware corporation (the "Company"), and those Persons (defined below) set forth on Schedule I hereto (the "Purchasers").

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of March 26, 2004 (the "Securities Purchase Agreement"), by and among the Company and the Purchasers, pursuant to which the Company is issuing to the Purchasers 488,504 shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "Preferred Shares"), and warrants (the "Warrants") to purchase 4,885,040 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). The execution and delivery of this Agreement is a condition to the closing (the "Closing") under the Securities Purchase Agreement.

In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:  ___________________________________

1. 3Registration Rights.

(a) Filing of "Resale" Registration Statement. Within 30 days following the date of the Closing (the "Filing Deadline"), the Company shall use its best efforts to file with the Securities and Exchange Commission (the "Commission") a "resale" registration statement on such form as the Company determines pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") (together with any exhibits, amendments or supplements thereto, and any documents incorporated by reference therein, the "Registration Statement") with respect to (i) the Common Stock issuable pursuant to the conversion of, or issuable as dividends payable in respect of, the Preferred Shares, (ii) the shares of Common Stock issuable pursuant to the exercise of the Warrants (such shares, together with the shares of Common Stock described in clause (i), the "Common Shares") and (iii) any securities of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Shares.

The securities described in the preceding sentence are collectively referred to herein as the "Registrable Securities"; provided, that the term "Registrable Securities" shall not include securities sold pursuant to the Registration Statement or Rule 144 or securities transferred to a person other than a Permitted Transferee as defined in Section 8(a) herein.

The Registration Statement may include securities of the Company other than Registrable Securities.

(b) Effectiveness of Registration Statement. The Company shall, subject to Section 6 hereof, use its best efforts to cause the Registration Statement to become effective as soon as practicable after the filing thereof, and shall use its best efforts to keep the Registration Statement continuously effective from the date such Registration Statement becomes effective until the earliest of (i) the date on which all such Securities have been disposed of in accordance with such Registration Statement, (ii) the date on which all Registrable Securities (other than Registrable Securities held by Mark Samuels or Keith Ignotz) are eligible to be sold pursuant to Rule 144(k) and (iii) the seventh (7th) anniversary of the date of this Agreement (the "Termination Date").

(c) Supplements; Amendments. In the event that any securities are issued in respect of the Common Shares, the Company shall cause such additional securities that become Registrable Securities to be registered under the Securities Act.

(d) Registration Default. Subject to Section 6(a) hereof, if the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 1(a) is not (i) filed with the Commission by the Filing Deadline (a "Filing Default"), or (ii) declared effective by the Commission within 90 days after the date of the Closing (or, if the Registration Statement is reviewed by the Commission, within 120 days after the date of the Closing) (the "Effectiveness Deadline") (an "Effectiveness Default"; each of a Filing Default and an Effectiveness Default being referred to herein as a "Registration Default"), then, as the exclusive remedy in respect of such Registration Default, the Company shall pay, as liquidated damages and not as a penalty, to the Purchasers (pro rata to each Purchaser, based upon the number of Registrable Securities held by each Purchaser on the date payment is due) an amount equal to the Applicable Default Percentage (defined below) multiplied by the aggregate Purchase Price (as defined in the Securities Purchase Agreement ) paid for the Preferred Shares for every 30 calendar days following the Filing Deadline or Effectiveness Deadline, as the case may be, that the Registration Statement is not filed or declared effective, as the case may be (the "Payment Amount"). Such amount shall be paid by the Company to the Purchasers within three days after each Computation Date. As used in this Section 1(d), "Computation Date" means the date which is 30 days after the date of the Registration Default and, if the Registration Statement to be filed by the Company pursuant to Section 1(a) has not theretofore been filed with the Commission or declared effective by the Commission, as the case may be, each date which is 30 days after the previous Computation Date, until such Registration Statement is so filed or declared effective, as the case may be. Within three days after the Registration Statement is filed with the Commission, in the case of a Filing Default, or within three days after the Registration Statement is declared effective by the Commission, in the case of an Effectiveness Default, the Company shall pay to the Purchasers (pro rata to each Purchaser, based upon the number of Registrable Securities held by each Purchaser at the time payment is due) a pro rata portion of the Payment Amount, based on the number of days between the, as applicable, date of the Registration Default or last Computation Date. For the avoidance of doubt, (x) the Company shall not pay under this Section 1(d) in respect of any 30-day period and in respect of all Registration Defaults more than an amount equal to the Applicable Default Percentage multiplied by the aggregate Purchase Price ; and (y) if a Filing Default occurs and the Registration Statement is subsequently filed with the Commission, then no Payment Amount shall be payable in respect of the period following filing of the Registration Statement with the Commission, unless the Registration Statement is not declared effective by the Commission prior to the Effectiveness Deadline. As used herein, the term "Applicable Default Percentage" means, prior to one hundred and fifty (150) days following the Closing Date, one percent (1%) and, thereafter, two percent (2%).

2. Expenses.

The Company shall bear all expenses, fees and costs incurred in connection with the preparation, filing, distribution and effectiveness of the Registration Statement and any supplements or amendments thereto, whether or not the Registration Statement becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Registration Statement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and state securities, or "blue sky," fees and expenses and the expense of any special audits incident to or required by, or in connection with the filing and effectiveness of the Registration Statement (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company), and the Holder shall pay all selling commissions, brokerage fees and stock transfer taxes applicable to the securities sold by such holder.

3. Registration Procedures.

The Company will promptly advise the Purchasers and their permitted transferees ("the Holders") of the filing and effectiveness of the Registration Statement and, at the Company's expense, will:  ___________________________________

(a) furnish to each Holder copies of the Registration Statement (excluding exhibits thereto) and any prospectus forming a part thereof and any amendments and supplements thereto (excluding all documents incorporated or deemed incorporated by reference therein prior to the effectiveness of the Registration Statement and including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, which documents, other than documents incorporated or deemed incorporated by reference, will be subject to the review of the Holders for a period of at least two (2) business days, and the Company shall not file the Registration Statement or such prospectus or any amendment or supplement to the Registration Statement or prospectus if any Holder shall reasonably object within two (2) business days after the receipt thereof; a Holder shall be deemed to have reasonably objected to such filing only if the Registration Statement, amendment, prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission with respect to such Holder or its plan of resale;

(b) furnish to each Holder one conformed copy of the Registration Statement and of each amendment and supplement thereto (in each case excluding exhibits) and such number of copies of the prospectus forming a part of the Registration Statement (including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, and such other documents, including, without limitation, documents incorporated or deemed to be incorporated by reference prior to the effectiveness of such registration statement, as each of the Holders from time to time may reasonably request;

(c) make available, at reasonable times for inspection by the Holders, and any attorney, accountant, financial adviser or other representative (collectively, "Representatives") retained by the Holders, subject to the recipient's prior agreement to keep such information confidential and not use or disclose it, all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all information reasonably requested by the Holders or their respective Representatives in connection with the preparation, filing and effectiveness of the Registration Statement;

(d) use its reasonable best efforts (i) to register or qualify all Registrable Securities covered by the Registration Statement under state securities, or "blue sky," laws of such States of the United States of America as the Holders of Registrable Securities covered by the Registration Statement shall reasonably request, (ii) to keep such registration or qualification in effect for so long as the Registration Statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities to be sold by the Holders, consistent with the plan of distribution described in the prospectus included in the Registration Statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

(e) subject to Section 6 hereof, promptly notify each Holder of Registrable Securities covered by the Registration Statement (i) upon discovery that, or upon the happening of any event as a result of which, the prospectus forming a part of the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings for that purpose, (iii) of any request by the Commission for (A) amendments to the Registration Statement or any document incorporated or deemed to be incorporated by reference in the Registration Statement or (B) supplements to the prospectus forming a part of the Registration Statement, or (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Holder promptly prepare and file an amendment to the Registration Statement or a supplement to the prospectus as the Company may deem necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and furnish to each Holder a reasonable number of copies of such supplement to, or amendment of, such prospectus and, in the event of a stop order, use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

(f) if requested by any Holder, promptly incorporate in the Registration Statement by filing a supplement to the prospectus to reflect any change in the information regarding the Holder;

(g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(h) use its best efforts to cause all Registrable Securities to be eligible for trading in any over-the-counter market or trading system in which securities of the same class are then traded;

(i) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to the Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Registrable Securities pursuant to the Registration Statement.

4. Indemnification.

(a) Indemnification by the Company. The Company will indemnify:  ___________________________________

(i) each of the Holders, as applicable,

(ii) any underwriter (as defined in the Securities Act) for a Holder,

(iii) each of the officers, directors, trustees, members and partners of each of the Holders and any underwriter for a Holder, and

(iv) each individual, partnership, joint stock company, corporation, trust, unincorporated organization, government agency or political subdivision (each of the foregoing, a "Person") controlling each of the Holders or any underwriter for a Holder (each of (i) through (iv), an "Indemnified Person"), with respect to the Registration Statement, against all expenses, claims, losses, damages and liabilities (including in settlement of litigation) (or actions, investigations or proceedings in respect thereof) (collectively, a "Claim") arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or any prospectus, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation (or alleged violation) by the Company of this Agreement, the Securities Act, the Exchange Act or any other law, including any state securities law, or any rule or regulation thereunder, and will reimburse each Indemnified Person promptly as such expenses are incurred, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such Claim; provided, however, that the Company will not be liable to any Indemnified Person to the extent that any such Claim arises out of or is based on any untrue statement or omission based upon and in conformity with written information furnished to the Company by such Indemnified Person or their representatives and stated to be specifically for use in the Registration Statement, provided further, the Company will not be liable to any Indemnified Person with respect to any Claim arising with respect to a purchaser of Registrable Securities if a copy of an amended Registration Statement or amended or supplemented prospectus that was delivered to the Holder prior to the pertinent sale or sales was not sent or given by the Holder to such person, at or prior to the written confirmation of sale of such Registrable Securities to such person, and if the amended Registration Statement or amended or supplemented prospectus would have cured the deficit giving rise to such Claim. This indemnity obligation will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and will survive any transfer of the Registrable Securities by the Holders.

(b) Indemnification by the Holders. Each of the Holders, severally and not jointly, will, if Registrable Securities held by it are included in the securities as to which such Registration Statement is being effected, indemnify the Company, each of its directors and officers, and each Person who controls the Company, against all Claims arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or any prospectus, offering circular or other document made by or on behalf of such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by or on behalf of such Holder therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, its directors, officers, partners, members or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Claim, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the Registration Statement or any prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

(c) Procedures. Each party entitled to indemnification under this Agreement (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any Claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such Claim; provided that counsel for the Indemnifying Party, who shall conduct the defense of such Claim, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of one such counsel for all Indemnified Parties shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent that the Indemnifying Party is prejudiced thereby. No Indemnifying Party, in the investigation or defense of any such Claim shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement or compromise which does not include an unconditional release of the Indemnified Party from all liability in respect to such Claim. Each Indemnified Party shall furnish such information regarding itself or the Claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the investigation and defense of such Claim.

(d) Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Claim, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Contribution (together with any indemnification or other obligations under this Agreement) by any Holder (including any Indemnified Person associated with such Holder) shall be limited in amount to the net amount of proceeds received by such Holder from the sale of Registrable Securities by it.

5. Provision of Information by the Holders.

Each of the Holders whose Registrable Securities are included in the Registration Statement shall furnish to the Company such information regarding such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement, and shall promptly notify the Company if such information becomes incorrect or misleading, or requires amendment or updating. Each of the Holders agrees that the plan of distribution included in any prospectus relating to the Registrable Securities shall be as set forth in Schedule III hereto and that such Holder will not sell any Securities in any manner other than as provided therein. Each Holder represents and warrants to the Company that the information regarding such Holder set forth on Schedule II is accurate and complete in all material respects.

6. Holdback; Postponement.

(a) Notwithstanding the other provisions of this Agreement, if the Board of Directors of the Company determines in good faith that it is in the best interests of the Company (i) not to disclose the existence of facts surrounding any proposed or pending acquisition, disposition, strategic alliance or financing transaction involving the Company, or (ii) for any other purpose in order to comply with federal securities laws, to suspend the registration rights set forth herein, the Company may, by prompt notice to the Holders, (A) suspend the rights of the Holders to make sales pursuant to the Registration Statement, and/or (B) postpone the preparation, filing and effectiveness of the Registration Statement, in each case for such a period of time as the Board of Directors may reasonably determine; provided that such periods of suspension may not exceed 90 days in the aggregate in any consecutive 12 month period.

(b) In addition, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) hereof, and, if so directed by the Company such Holder will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

7. Rule 144 Reporting.

With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, until the Termination Date the Company shall:  ___________________________________

(i) Make and keep adequate current public information available, as those terms are understood and defined in Rule 144 under the Act;

(ii) File with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended; and

(iii) So long as a Holder owns any Registrable Securities furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Act and the Securities Exchange Act of 1934, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonable obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

8. Miscellaneous.

(a) Assignment. The registration rights set forth herein may be assigned, in whole or in part, to any transferee of Registrable Securities permitted in accordance with the Securities Purchase Agreement, which transferee, upon registration on the Company's or its transfer agent's books and records as a holder of record of Registrable Securities, shall be considered thereafter to be a Holder and shall be bound by all obligations and limitations of this Agreement and the Securities Purchase Agreement, provided, however that assignment will only be available if (i) such transfer may otherwise be effected in accordance with applicable securities laws and (ii) (A) such assignee or transferee acquires at least 500,000 shares of Registrable Securities, or (B) if such assignee or transferee is a partner, limited partner, member or other equity holder of a Holder, or (C) if such assignee or transferee acquires Registrable Securities by virtue of an assignment or transfer, or partial assignment or transfer, to it of a Warrant, such assignee or transferee acquires at least 50,000 shares of Registrable Securities, or (D) if such assignee transfer is an affiliate of the Holder and the Company's consents in writing to such assignment or transfer (which consent may not be unreasonably withheld or delayed) (any such assignee or transferee in the case of (A), (B), (C) or (D), a "Permitted Transferee"). Promptly after an assignment to a Permitted Transferee, the Company shall file any required prospectus supplement reflecting such transfer and naming the Permitted Transferee as a selling stockholder therein, if applicable, enabling the Permitted Transferee to sell all of the Registrable Securities required by it, provided the Permitted Transferee provides all information reasonably requested by the Company in connection therewith.

(b) Interpretation.

(i) Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

(ii) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

(iii) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

(c) Notices.

(i) All communications under this Agreement shall be in writing and shall be delivered by facsimile or by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:  ___________________________________

(A) if to the Company, to SpectRx, Inc., 6025A Unity Drive, Norcross, Georgia 30071, facsimile (770) 242-8639, Attention:  ___________________________________ Thomas H. Muller, Jr. or at such other address as it may have furnished in writing to the Purchasers;

(B) if to the Purchasers, at the addresses listed on Schedule I hereto, or at such other addresses as may have been furnished the Company in writing.

(ii) Any notice so addressed shall be deemed to be given (A) if delivered by facsimile or by hand, on the date of such delivery, (B) if mailed by overnight mail service, on the first business day following the date of such mailing, or (C) if mailed by registered or certified mail, on the third business day after the date of such mailing.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

(e) Entire Agreement; Amendment and Waiver. This Agreement, the Preferred Shares, the Warrants and the Securities Purchase Agreement constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. This Agreement may be amended, and the observance of any term of this Agreement may be waived only with the written consent of the Company and the Holders of a majority of the then outstanding Registrable Securities.

(f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

(g) Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of the remaining provisions contained herein shall not be in any way impaired thereby, and shall remain in full force and effect, it being intended and understood that all of the rights and privileges of each of the Holders shall be enforceable to the fullest extent permitted by law.

(i) Termination of Registration Rights. All rights of the Holders under this Agreement shall terminate on the Termination Date.

(j) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holders, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a Holder of any breach or default under this Agreement, or any waiver by a Holder of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a Holder, shall be cumulative and not alternative.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned, thereunto duly authorized, have executed this Agreement as of the date first set forth above.

SPECTRX, INC.

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

PURCHASERS:  ___________________________________

OTAPE INVESTMENTS, LLC

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

DOLPHIN OFFSHORE PARTNERS, LP

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

Pamela Kaweske

BAFFLES S.A.

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

HYTEK INTERNATIONAL, LTD.

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

SEGOES TRUST

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

SF CAPITAL PARTNERS

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

BRISTOL INVESTMENT FUND, LTD.

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

EASTON HUNT CAPITAL PARTNERS

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

PROMED PARTNERS, LP

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

PROMED PARTNERS II, LP

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

PROMED OFFSHORE FUND, LTD.

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

SAGAMORE HILL HUB FUND, LTD.

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

ALPHA CAPITAL AG

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

___________________________________
Paul Scharfer

___________________________________
David Musket

___________________________________
John Imhoff

___________________________________
Susan Imhoff

___________________________________
Dolores Maloof

___________________________________
Keith Ignotz

___________________________________
Mark Samuels

KENSINGTON PARTNERS, L.P.

By:  ___________________________________

Name:  ___________________________________

Title:  ___________________________________

BALD EAGLE FUND, LTD.

By:  ___________________________________

Name:  ___________________________________

Title:  ___________________________________

___________________________________
Douglas Schmidt

NORTH SOUND LEGACY FUND, LLC

By:  ___________________________________

Name:  ___________________________________

Title:  ___________________________________

NORTH SOUND LEGACY INSTITUTIONAL FUND, LLC

By:  ___________________________________

Name:  ___________________________________

Title:  ___________________________________

NORTH SOUND LEGACY INTERNATIONAL LTD.

By:  ___________________________________

Name:  ___________________________________

Title:  ___________________________________

SDS CAPITAL GROUP SPC, LTD

By:  ___________________________________

Name:  ___________________________________

Title:  ___________________________________

Schedule I

The Purchasers
Name	Address
OTAPE Investments, LLC	One Manhattanville Rd. Purchase, NY 10577
Dolphin Offshore Partners, LP	129 E.17th St, 2nd Floor New York, NY 10003
Pamela Kaweske	Whitehall House, 3rd Floor 238 N. Church Street George Town, Grand Cayman, Cayman Islands
Baffles S.A	Whitehall House, 3rd Floor 238 N. Church Street George Town, Grand Cayman, Cayman Islands
Hytek International, Ltd.	Whitehall House, 3rd Floor 238 N. Church Street George Town, Grand Cayman, Cayman Islands
SEGOES Trust	Whitehall House, 3rd Floor 238 N. Church Street George Town, Grand Cayman, Cayman Islands
SF Capital Partners	3600 South Lake Drive St. Francis, WI 53235
Bristol Investment Fund, Ltd.	6363 Sunset Blvd., 5th Floor Hollywood, CA 90028
Easton Hunt Capital Partners	SBS Tower, Suite 750 2601 South Bay Shore Drive Miami, FL 31333
ProMed Partners, LP	125 Cambridgepark Drive Cambridge, MA 02140
ProMed Partners II, LP	125 Cambridgepark Drive Cambridge, MA 02140
ProMed Offshore Fund, Ltd.	125 Cambridgepark Drive Cambridge, MA 02140
SDS Capital Group SPC, Ltd.	53 Forest Avenue Old Greenwich, CT 06870
North Sound Legacy Fund LLC	53 Forest Avenue Old Greenwich, CT 06870
North Sound Legacy Institutional Fund LLC	53 Forest Avenue Old Greenwich, CT 06870
North Sound Legacy International Ltd.	53 Forest Avenue Old Greenwich, CT 06870
Sagamore Hill Hub Fund, Ltd.	10 Glenville Street Greenwich, CT 06831
Alpha Capital AG	160 Central Park West New York, NY 10019
Paul Sharfer	237 Park Avenue, 9th Floor New York, NY 10017
David Musket	125 Cambridgepark Drive Cambridge, MA 02140
John Imhoff	Cottage 441, 55 Rutledge Land Sea Island, GA 31561
Susan Imhoff	Cottage 441, 55 Rutledge Land Sea Island, GA 31561
Delores Maloof	2669 Mercedes Drive Atlanta, GA 30345
Keith Ignotz	3151 Willow Green Court Duluth, GA 30096
Mark Samuels	440 Missendell Lane Norcross, GA 30092

Schedule II

Holder Information

[Shares to be held in nominee name - to be provided]

Schedule III

Plan of Distribution

Any or all of the shares offered by the selling stockholders may be offered for sale and sold by or on behalf of the selling stockholders from time to time in varying amounts, including in block transactions, on the Nasdaq Stock Market or the over-the-counter market, in privately negotiated transactions, or otherwise (other than underwritten offerings), at prices prevailing in such market or as may be negotiated at the time of the sale. The shares may be sold by the selling stockholders directly to one or more purchasers, through agents designated from time to time or to or through broker-dealers designated from time to time. In the event the shares are publicly offered through broker-dealers or agents, the selling stockholders may enter into agreements with respect thereto. Such broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling stockholders and/or the purchasers of the shares. The selling stockholders and any such broker-dealers or agents that participate in the distribution of the shares may be deemed to be underwriters within the meaning of the Securities Act, and any profit on the sale of the shares by them and any discounts, commissions or concessions received by them may be deemed to be underwriting discounts and commissions under the Securities Act. Any such broker-dealers and agents may engage in transactions with, and perform services for, the Company. At the time a particular offer of shares is made by the selling stockholders, to the extent required, a prospectus supplement will be distributed which will set forth the aggregate number of shares being offered, and the terms of the offering, including the public offering price thereof, the name or names of any broker-dealers or agents, any discounts, commissions and other items constituting compensation from, and the resulting net proceeds to, the selling stockholders.

In order to comply with the securities laws of certain states, sales of shares offered hereby to the public in such states may be made only through broker-dealers who are registered or licensed in such states. Sales of shares offered hereby must also be made by the selling stockholders in compliance with other applicable state securities laws and regulations.